UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3430

Oppenheimer Limited-Term Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/29/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

LIMITED-TERM BOND FUND

ANNUAL REPORT 8.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/29/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index 1-3 Years

1-Year	3.32%	1.00%	1.21%

5-Year	4.71	4.23	1.59

10-Year	4.00	3.76	2.95

Performance data quoted represents past performance, which does not guarantee future results.    The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to August 1, 2013, the maximum initial sales charge for Class A shares of the Fund was 4.75%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through August 31, 2014.

2      OPPENHEIMER LIMITED-TERM BOND FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 3.32% during the reporting period. On a relative basis, the Fund outperformed the Barclays U.S. Aggregate Bond Index 1-3 Years (the “Index”), which returned 1.21% during the same period. The Fund’s outperformance stemmed largely from our decision to favor corporate bonds and mortgages over U.S. Treasuries. This positioning benefited the Fund’s relative performance during the period, as higher-yielding fixed income sectors outperformed the performance of U.S. Treasuries.

MARKET OVERVIEW

The reporting period began in the wake of market turmoil after the Federal Reserve (the “Fed”) signaled an earlier-than-expected shift away from its massive quantitative easing program. Many investors concluded that a more moderately accommodative monetary policy implied that the Fed might soon raise its target for the federal funds rate, sparking a flight of capital away from the bond market. However, by the start of the reporting period, it had become clearer that a reduction in quantitative easing did not necessarily portend an imminent increase in short-term interest rates. In fact, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month, its decision to taper was met with relative calm in financial markets. In addition, economic data at the time showed a relatively mild increase in economic activity.

The global economy in general started 2014

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER LIMITED-TERM BOND FUND

with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter of 2014, partially attributed to cold weather effects across much of the country. This resulted in heightened volatility across multiple asset classes to begin the year, with U.S. high grade bonds and U.S. Treasuries delivering the strongest returns in January. However, the U.S. released positive economic data in the second quarter of 2014, with the unemployment rate falling to 6.1% in June, its lowest level since September 2008. The U.S. stock market also achieved record highs. The Eurozone grew at a slightly faster pace, but has continued to struggle with very low inflation and weak bank lending. In response, the European Central Bank (the “ECB”) announced numerous measures this reporting period, which also bolstered the markets. Measures included a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending.

Against this backdrop, higher-yielding fixed-income securities generally rallied through the end of the reporting period and outperformed U.S. Treasuries.

FUND REVIEW

During the reporting period, the Fund’s exposure to corporate bonds was a top performer. Corporate bond performance versus U.S. Treasuries was strong this reporting period, with the Barclays U.S. Credit Index1 producing a return of 9.06%, significantly outperforming the Barclays U.S. Aggregate Bond Index 1-3 Years. Given the reporting period was mostly favorable for credit markets and the low default rate environment, the Fund was well positioned given its emphasis on bonds with better than average yields. Overall, the corporate bonds in which the Fund invests continued to perform well during the reporting period. A few stand-outs were from the finance and telecommunications sectors, but overall performance was positive across corporate bond sectors. New issuance provided an opportunity to find attractive yield opportunities. Our modest exposure to high yield bonds in the form of BB corporates also contributed positively to Fund returns during the reporting period.

Among mortgages, the Fund had its largest exposure to government agency mortgage-backed securities (“MBS”), with a smaller allocation to non-agency MBS. The Fund also had positions in commercial MBS and asset- backed securities (“ABS”). Each of these positions produced positive results this

1. The Barclays U.S. Credit Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The index is calculated monthly on price-only and total-return basis. All returns are market value-weighted inclusive of accrued interest. The index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict performance of the Fund.

4      OPPENHEIMER LIMITED-TERM BOND FUND

reporting period as they offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income.

Detracting from relative performance this reporting period was the Fund’s modest exposure to U.S. Treasuries, which produced positive returns despite underperforming higher-yielding fixed income securities. In addition, we use U.S. Treasury futures to hedge duration, which was a slight detractor from performance.

STRATEGY & OUTLOOK

Despite the recent tapering by the Fed, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. Indeed, policies instituted by the ECB during the reporting period indicate that central banks are determined to provide a strong backstop to the financial system. Most signs appear to be pointing towards a continuation of moderate growth for the remainder of 2014. In such an environment, we remain constructive on credit spreads.

Peter A. Strzalkowski, CFA Portfolio Manager

5      OPPENHEIMER LIMITED-TERM BOND FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION
Corporate Bonds and Notes	39.9%
Mortgage-Backed Obligations Government Agency	16.3
Non-Agency	16.4
Asset-Backed Securities	16.7
U.S. Government Obligations	9.5
Investment Company Oppenheimer Institutional Money Market Fund	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 29, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	30.6%
AA	5.8
A	17.0
BBB	36.4
BB	7.6
B	1.3
CCC	0.7
CC	0.4
D	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of August 29, 2014, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

* August 29, 2014, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

6      OPPENHEIMER LIMITED-TERM BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/29/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	3.32%	4.71%	4.00%
Class B (UGTBX)	7/21/95	2.51%	3.95%	3.54%
Class C (OUSCX)	12/1/93	2.40%	3.92%	3.21%
Class I (OUSIX)	8/1/13	3.70%	3.23%*	N/A
Class R (OUSNX)	3/1/01	3.03%	4.44%	3.73%
Class Y (OUSYX)	5/18/98	3.52%	4.97%	4.29%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/29/14
	Inception Date	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	1.00%	4.23%	3.76%
Class B (UGTBX)	7/21/95	-1.49%	3.77%	3.54%
Class C (OUSCX)	12/1/93	1.40%	3.92%	3.21%
Class I (OUSIX)	8/1/13	3.70%	3.23%*	N/A
Class R (OUSNX)	3/1/01	2.03%	4.44%	3.73%
Class Y (OUSYX)	5/18/98	3.52%	4.97%	4.29%
*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 8/31/14
Class A	2.41%
Class B	1.63
Class C	1.63
Class I	2.82
Class R	2.14
Class Y	2.63

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were

7      OPPENHEIMER LIMITED-TERM BOND FUND

named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 8/31/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to that of the Barclays U.S. Aggregate Bond Index 1-3 Years, which is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested

8      OPPENHEIMER LIMITED-TERM BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 29, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER LIMITED-TERM BOND FUND

Actual	Beginning Account Value March 1, 2014	Ending Account Value August 29, 2014	Expenses Paid During 6 Months Ended August 29, 2014
Class A	$1,000.00	$1,009.20	$4.12
Class B	1,000.00	1,005.20	8.13
Class C	1,000.00	1,004.00	8.18
Class I	1,000.00	1,011.00	2.36
Class R	1,000.00	1,007.70	5.62
Class Y	1,000.00	1,009.00	3.26

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.84	4.14
Class B	1,000.00	1,016.85	8.18
Class C	1,000.00	1,016.80	8.23
Class I	1,000.00	1,022.59	2.37
Class R	1,000.00	1,019.35	5.65
Class Y	1,000.00	1,021.69	3.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 29, 2014 are as follows:

Class	Expense Ratios
Class A	0.82%
Class B	1.62
Class C	1.63
Class I	0.47
Class R	1.12
Class Y	0.65

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS     August 29, 2014*

	Principal Amount	Value

Asset-Backed Securities—17.1%

Auto Loan—13.4%

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]	$1,605,000	$1,642,790
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	955,000	963,534
Series 2014-1, Cl. B, 2.39%, 11/12/19[1]	2,765,000	2,782,127
Series 2014-2, Cl. A, 0.99%, 10/10/17[1]	1,956,703	1,957,342
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	740,000	739,748
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	1,825,000	1,826,756

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. D, 3.38%, 4/9/18	2,980,000	3,070,692
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	1,305,000	1,369,760
Series 2012-4, Cl. D, 2.68%, 10/9/18	950,000	963,694
Series 2013-1, Cl. D, 2.09%, 2/8/19	260,000	257,436
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,845,000	1,859,393
Series 2013-4, Cl. C, 2.72%, 9/9/19	1,500,000	1,532,897
Series 2013-5, Cl. B, 1.52%, 1/8/19	1,000,000	998,683
Series 2013-5, Cl. C, 2.29%, 11/8/19	4,000,000	3,995,258
Series 2014-2, Cl. D, 2.57%, 7/8/20	1,050,000	1,038,195
Series 2014-3, Cl. D, 3.13%, 10/8/20	1,005,000	1,007,037

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20	1,230,000	1,241,981
Series 2014-2, Cl. C, 3.29%, 3/15/21	450,000	449,489

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	1,085,000	1,085,038
Series 2013-4, Cl. D, 3.22%, 5/20/19	560,000	568,735
Series 2014-1, Cl. D, 3.39%, 7/22/19	615,000	626,866

Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2014-3, Cl. D, 3.14%, 2/20/20[2]	1,005,000	1,006,765

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	2,815,000	2,868,872
Series 2014-1A, Cl. A, 1.46%, 12/17/18[1]	670,914	672,549

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20	1,570,000	1,565,457

CPS Auto Receivables Trust:
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	453,651	458,402
Series 2014-A, Cl. A, 1.21%, 8/15/18[1]	2,267,435	2,268,453
Series 2014-B, Cl. A, 1.11%, 11/15/18[1]	1,276,185	1,275,421

Credit Acceptance Auto Loan Trust:
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	350,000	352,386
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	1,085,000	1,092,643

DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	2,305,000	2,341,147
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	965,000	984,612
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	2,285,000	2,347,948
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,900,000	1,921,982
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	2,810,000	2,808,646

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	3,870,000	3,945,306
Series 2013-2A, Cl. B, 3.09%, 7/16/18[1]	2,030,000	2,073,222
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	2,165,000	2,245,270
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,225,000	1,233,710
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	1,225,000	1,245,902

11      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

Auto Loan (Continued)

Exeter Automobile Receivables Trust: (Continued)
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	$570,195	$570,569
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	625,000	627,486

First Investors Auto Owner Trust:
Series 2012-1A, Cl. C, 3.54%, 11/15/17[1]	815,000	834,436
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	810,000	848,566
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,380,000	1,402,702
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	900,000	914,825
Series 2014-1A, Cl. C, 2.74%, 4/15/20[1]	3,000,000	3,023,351
Series 2014-1A, Cl. D, 3.28%, 4/15/21[1]	2,300,000	2,299,387

Flagship Credit Auto Trust, Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	1,071,539	1,071,058

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]	320,000	320,471

Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.405%, 9/25/18[1,3]	2,055,000	2,057,833

Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18	3,305,000	3,433,916
Series 2012-4, Cl. D, 3.50%, 6/15/18	1,540,000	1,583,456
Series 2012-5, Cl. D, 3.30%, 9/17/18	1,480,000	1,534,881
Series 2012-6, Cl. D, 2.52%, 9/17/18	965,000	977,804
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	3,500,000	3,530,763
Series 2013-1, Cl. D, 2.27%, 1/15/19	3,830,000	3,839,692
Series 2013-2, Cl. C, 1.95%, 3/15/19	3,900,000	3,946,876
Series 2013-2, Cl. D, 2.57%, 3/15/19	4,110,000	4,173,795
Series 2013-3, Cl. C, 1.81%, 4/15/19	4,000,000	3,999,136
Series 2013-3, Cl. D, 2.42%, 4/15/19	3,465,000	3,454,106
Series 2013-4, Cl. C, 3.25%, 1/15/20	3,000,000	3,118,058
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,750,000	1,751,285
Series 2014-1, Cl. C, 2.36%, 4/15/20	3,020,000	3,050,484
Series 2014-1, Cl. D, 2.91%, 4/15/20	985,000	990,820

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	60,000	60,665
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	830,000	846,513
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	750,000	753,270

TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[1]	595,000	595,865

United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	920,267	922,918
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	1,285,000	1,289,499
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	1,035,000	1,041,061
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	145,000	146,863
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]	980,000	980,985

Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	860,000	858,495

		123,538,034

Credit Card—1.9%

Capital One Multi-Asset Execution Trust:
Series 2006-A11, Cl. A11, 0.245%, 6/17/19[3]	3,395,000	3,386,328
Series 2006-A3, Cl. A3, 5.05%, 12/17/18	1,865,000	1,983,623

Chase Issuance Trust, Series 2012-A3, Cl. A3, 0.79%, 6/15/17	1,700,000	1,704,679

Citibank Credit Card Issuance Trust:
Series 2013-A11, Cl. A11, 0.399%, 2/7/18[3]	1,055,000	1,056,222

12      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Credit Card (Continued)

Citibank Credit Card Issuance Trust: (Continued)
Series 2013-A6, Cl. A6, 1.32%, 9/7/18	$3,445,000	$3,472,729

GE Capital Credit Card Master Note Trust:
Series 2010-1, Cl. A, 3.69%, 3/15/18	3,855,000	3,921,549
Series 2012-1, Cl. A, 1.03%, 1/15/18	1,745,000	1,748,788

		17,273,918

Equipment—0.5%

CLI Funding V LLC, Series 2014-1A, Cl. A, 3.29%, 6/18/29[1]	2,907,228	2,913,160

Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 7.504%, 2/25/32[4]	5,510,919	587,625

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	724,383	727,580

		4,228,365

Home Equity Loan—1.1%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	2,243,393	2,240,476

New Residential Advance Receivables Trust:
Series 2014-T1, Cl. A1, 1.274%, 3/15/45[1]	2,165,000	2,168,350
Series 2014-T1, Cl. B1, 1.671%, 3/15/45[1]	1,860,000	1,861,378

TAL Advantage V LLC:
Series 2014-1A, Cl. A, 3.51%, 2/22/39[1]	2,945,000	2,995,535
Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]	688,099	686,097

		9,951,836

Receivables: Other—0.2%

HLSS Servicer Advance Receivables Trust, Series 2014-T1, Cl. AT1, 1.244%, 1/17/45[1]	2,000,000	2,001,988

Total Asset-Backed Securities (Cost $156,056,269)		156,994,141

Mortgage-Backed Obligations—33.5%

Government Agency—16.7%

FHLMC/FNMA/FHLB/Sponsored—16.0%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	39,500	41,683
5.00%, 7/1/33-6/1/34	1,064,720	1,182,654
5.50%, 9/1/39	3,577,519	3,972,451
6.00%, 1/1/22-7/1/24	1,169,773	1,314,382
6.50%, 4/1/18-4/1/34	695,735	769,506
7.00%, 8/1/16-3/1/35	2,605,133	3,039,867
7.50%, 1/1/32-2/1/32	1,601,847	1,895,459
8.00%, 4/1/16	65,616	67,128
9.00%, 8/1/22-5/1/25	48,617	53,550
11.50%, 6/1/20-11/17/20	5,054	5,091
12.50%, 7/1/19	356	361

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 7.881%, 2/1/28[4]	94,153	19,441
Series 205, Cl. IO, 13.346%, 9/1/29[4]	648,558	143,716
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	218,185	44,934
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	260,704	50,517

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,504,683	2,539,544

13      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	$17,494	$19,315
Series 1644, Cl. S, 2.118%, 12/15/23[3]	2,976,692	3,080,151
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,542,876	1,737,970
Series 2116, Cl. ZA, 6.00%, 1/15/29	865,073	957,175
Series 2148, Cl. ZA, 6.00%, 4/15/29	1,348,815	1,490,739
Series 2220, Cl. PD, 8.00%, 3/15/30	112,735	130,885
Series 2326, Cl. ZP, 6.50%, 6/15/31	162,212	182,717
Series 2344, Cl. FP, 1.105%, 8/15/31[3]	226,283	232,373
Series 2368, Cl. PR, 6.50%, 10/15/31	660,138	744,096
Series 2427, Cl. ZM, 6.50%, 3/15/32	586,633	662,349
Series 2451, Cl. FD, 1.155%, 3/15/32[3]	152,505	156,900
Series 2461, Cl. PZ, 6.50%, 6/15/32	363,515	409,134
Series 2464, Cl. FI, 1.155%, 2/15/32[3]	146,716	150,780
Series 2465, Cl. PG, 6.50%, 6/15/32	494,284	551,577
Series 2470, Cl. LF, 1.155%, 2/15/32[3]	147,147	151,224
Series 2471, Cl. FD, 1.155%, 3/15/32[3]	222,888	229,105
Series 2500, Cl. FD, 0.655%, 3/15/32[3]	302,115	305,452
Series 2517, Cl. GF, 1.155%, 2/15/32[3]	116,615	119,846
Series 2526, Cl. FE, 0.555%, 6/15/29[3]	351,461	354,052
Series 2530, Cl. FD, 0.655%, 2/15/32[3]	302,774	305,728
Series 2538, Cl. F, 0.755%, 12/15/32[3]	296,680	300,288
Series 2551, Cl. FD, 0.555%, 1/15/33[3]	219,242	220,645
Series 2551, Cl. LF, 0.655%, 1/15/33[3]	16,297	16,393
Series 2630, Cl. MB, 4.50%, 6/15/18	480,996	506,178
Series 2668, Cl. AZ, 4.00%, 9/15/18	238,345	248,858
Series 3015, Cl. GM, 5.00%, 8/15/35	7,783,952	8,521,427
Series 3465, Cl. HA, 4.00%, 7/15/17	78,101	79,222
Series 3617, Cl. DC, 4.00%, 7/15/27	398,068	401,003
Series 3822, Cl. JA, 5.00%, 6/15/40	965,448	1,028,942
Series 3848, Cl. WL, 4.00%, 4/15/40	1,337,241	1,381,151
Series 3917, Cl. BA, 4.00%, 6/15/38	1,082,273	1,130,757

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 49.903%, 7/17/28[4]	146,617	31,135
Series 2079, Cl. S, 11.42%, 7/17/28[4]	267,538	58,042
Series 2122, Cl. S, 34.996%, 2/15/29[4]	808,948	184,256
Series 2304, Cl. SK, 43.756%, 6/15/29[4]	801,429	172,234
Series 2493, Cl. S, 47.504%, 9/15/29[4]	191,894	45,333
Series 2526, Cl. SE, 32.652%, 6/15/29[4]	311,712	70,744
Series 2795, Cl. SH, 10.297%, 3/15/24[4]	2,327,922	312,712
Series 2920, Cl. S, 54.291%, 1/15/35[4]	1,856,420	329,133
Series 2922, Cl. SE, 6.748%, 2/15/35[4]	420,390	83,279
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	2,571,753	401,860
Series 3201, Cl. SG, 4.795%, 8/15/36[4]	1,198,040	197,879
Series 3397, Cl. GS, 14.725%, 12/15/37[4]	277,149	48,256
Series 3424, Cl. EI, 7.009%, 4/15/38[4]	272,186	32,188
Series 3450, Cl. BI, 11.521%, 5/15/38[4]	3,231,483	447,184
Series 3606, Cl. SN, 3.685%, 12/15/39[4]	706,986	108,720
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	2,477,281	182,141
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	1,898,104	123,687

Federal National Mortgage Assn.:
4.00%, 9/1/44[2]	8,680,000	9,202,157

14      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn.: (Continued)
4.50%, 9/25/29-9/25/44[2]	$10,805,000	$11,619,256
5.00%, 9/1/44[2]	5,002,000	5,516,973

Federal National Mortgage Assn. Pool:
4.50%, 2/1/19-12/1/20	3,825,526	4,061,236
5.00%, 12/1/17-6/1/22	6,784,757	7,187,610
5.50%, 2/1/35-5/1/36	1,091,519	1,227,699
6.00%, 6/1/30-3/1/37	8,150,255	9,243,303
6.50%, 6/1/17-1/1/34	6,579,178	7,479,056
7.00%, 11/1/17-11/1/35	4,916,924	5,724,925
7.50%, 2/1/27-8/1/33	4,150,311	4,798,896
8.00%, 12/1/22	14,323	16,810
8.50%, 7/1/32	31,200	36,003
11.00%, 7/1/16	3,768	3,829
11.50%, 11/1/15	5,213	5,244

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 42.334%, 5/25/23[4]	568,209	105,240
Series 252, Cl. 2, 42.239%, 11/25/23[4]	290,226	54,988
Series 303, Cl. IO, 40.691%, 11/25/29[4]	2,473,499	511,767
Series 319, Cl. 2, 18.884%, 2/25/32[4]	481,511	93,788
Series 321, Cl. 2, 5.471%, 4/25/32[4]	688,747	135,956
Series 324, Cl. 2, 0.667%, 7/25/32[4]	300,570	59,346
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	1,774,251	243,285
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	1,023,599	222,270
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	845,999	165,555
Series 351, Cl. 10, 12.958%, 4/25/34[4]	734,427	150,734
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	668,697	118,904
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	502,686	90,134
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	246,503	44,581
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	425,756	73,956
Series 364, Cl. 15, 0.00%, 9/25/35[4,5]	599,480	103,319

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 12.685%, 9/25/32[6]	122,339	112,452

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1992-161, Cl. H, 7.50%, 9/25/22	1,717,365	1,967,155
Series 1993-87, Cl. Z, 6.50%, 6/25/23	470,373	524,997
Series 1999-54, Cl. LH, 6.50%, 11/25/29	356,512	395,101
Series 2001-51, Cl. OD, 6.50%, 10/25/31	1,506,087	1,660,278
Series 2001-69, Cl. PF, 1.155%, 12/25/31[3]	349,852	359,634
Series 2002-29, Cl. F, 1.155%, 4/25/32[3]	155,007	159,333
Series 2002-52, Cl. FD, 0.655%, 9/25/32[3]	238,173	240,790
Series 2002-59, Cl. F, 0.555%, 9/25/32[3]	760,441	766,006
Series 2002-60, Cl. FH, 1.155%, 8/25/32[3]	276,885	284,598
Series 2002-64, Cl. FJ, 1.155%, 4/25/32[3]	47,715	49,047
Series 2002-68, Cl. FH, 0.655%, 10/18/32[3]	92,821	93,790
Series 2003-112, Cl. AN, 4.00%, 11/25/18	556,129	582,800
Series 2003-116, Cl. FA, 0.555%, 11/25/33[3]	168,587	169,223
Series 2003-119, Cl. FK, 0.655%, 5/25/18[3]	3,358,147	3,376,451
Series 2003-130, Cl. CS, 13.79%, 12/25/33[3]	216,971	255,343
Series 2003-26, Cl. XF, 0.605%, 3/25/23[3]	781,737	785,581
Series 2003-28, Cl. KG, 5.50%, 4/25/23	1,687,643	1,839,039
Series 2005-104, Cl. MC, 5.50%, 12/25/25	2,549,726	2,802,501

15      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-31, Cl. PB, 5.50%, 4/25/35	$2,280,000	$2,606,059
Series 2006-11, Cl. PS, 23.998%, 3/25/36[3]	314,269	466,545
Series 2006-46, Cl. SW, 23.631%, 6/25/36[3]	203,982	283,698
Series 2006-50, Cl. KS, 23.632%, 6/25/36[3]	436,819	656,086
Series 2006-50, Cl. SK, 23.632%, 6/25/36[3]	916,993	1,347,178
Series 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,233,839
Series 2008-14, Cl. BA, 4.25%, 3/25/23	246,831	258,735
Series 2009-114, Cl. AC, 2.50%, 12/25/23	1,118,270	1,139,977
Series 2009-70, Cl. NT, 4.00%, 8/25/19	360,946	376,113
Series 2010-43, Cl. KG, 3.00%, 1/25/21	634,714	657,140
Series 2011-15, Cl. DA, 4.00%, 3/25/41	878,636	919,990
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,698,576	1,834,107
Series 2011-88, Cl. AB, 2.50%, 9/25/26	990,112	1,013,957
Series 2012-20, Cl. FD, 0.555%, 3/25/42[3]	642,010	641,657

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 27.20%, 11/18/31[4]	569,379	130,768
Series 2001-63, Cl. SD, 28.258%, 12/18/31[4]	235,896	49,595
Series 2001-68, Cl. SC, 19.252%, 11/25/31[4]	147,129	33,230
Series 2001-81, Cl. S, 26.125%, 1/25/32[4]	148,893	32,634
Series 2002-28, Cl. SA, 35.396%, 4/25/32[4]	149,647	33,485
Series 2002-38, Cl. SO, 45.231%, 4/25/32[4]	251,599	49,676
Series 2002-39, Cl. SD, 35.788%, 3/18/32[4]	265,916	60,028
Series 2002-41, Cl. S, 56.938%, 7/25/32[4]	910,692	204,597
Series 2002-48, Cl. S, 31.026%, 7/25/32[4]	239,154	57,208
Series 2002-52, Cl. SD, 34.518%, 9/25/32[4]	238,173	59,086
Series 2002-52, Cl. SL, 33.582%, 9/25/32[4]	153,167	35,380
Series 2002-53, Cl. SK, 34.885%, 4/25/32[4]	165,870	41,828
Series 2002-56, Cl. SN, 32.822%, 7/25/32[4]	326,786	72,968
Series 2002-77, Cl. IS, 40.351%, 12/18/32[4]	428,650	98,366
Series 2002-77, Cl. SH, 36.866%, 12/18/32[4]	214,410	49,449
Series 2002-9, Cl. MS, 27.225%, 3/25/32[4]	249,106	52,334
Series 2003-25, Cl. IK, 20.646%, 4/25/33[4]	3,826,427	709,992
Series 2003-33, Cl. SP, 29.845%, 5/25/33[4]	553,207	108,286
Series 2003-4, Cl. S, 29.66%, 2/25/33[4]	339,174	79,913
Series 2005-12, Cl. SC, 8.963%, 3/25/35[4]	211,859	35,252
Series 2005-14, Cl. SE, 38.95%, 3/25/35[4]	1,565,805	259,928
Series 2005-40, Cl. SB, 53.361%, 5/25/35[4]	1,216,409	266,133
Series 2005-52, Cl. JH, 3.765%, 5/25/35[4]	659,733	95,593
Series 2005-6, Cl. SE, 15.201%, 2/25/35[4]	2,413,376	453,036
Series 2007-88, Cl. XI, 27.731%, 6/25/37[4]	798,305	120,894
Series 2008-55, Cl. SA, 16.01%, 7/25/38[4]	447,988	70,249
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	1,012,255	73,460
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	3,240,593	235,779
Series 2012-40, Cl. PI, 1.245%, 4/25/41[4]	1,920,767	304,576

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 14.898%, 6/15/25[4]	3,827,127	109,291

		146,914,533

16      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

GNMA/Guaranteed—0.7%

Government National Mortgage Assn. I Pool:
6.50%, 11/15/23-12/15/23	$37,787	$42,773
7.00%, 1/15/28-8/15/28	227,447	253,138
7.50%, 2/15/22-11/15/26	150,612	161,530
8.00%, 9/15/16-8/15/28	32,262	33,277
8.50%, 8/15/17-12/15/17	70,917	75,752
9.50%, 7/15/18-12/15/19	3,922	3,939
10.00%, 8/15/17-8/15/19	26,467	26,824
10.50%, 12/15/15-12/15/20	48,077	48,632

Government National Mortgage Assn. II Pool:
1.625%, 4/20/17[3]	4,080	4,199
7.00%, 1/20/30	48,582	56,357
11.00%, 10/20/19-7/20/20	48,618	49,579

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 60.877%, 3/16/28[4]	345,658	72,312
Series 2007-17, Cl. AI, 13.726%, 4/16/37[4]	2,783,056	541,238
Series 2011-52, Cl. HS, 9.509%, 4/16/41[4]	4,553,882	934,116

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	2,638,832	3,118,283
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	640,620	746,554
Series 2009-46, Cl. HC, 5.00%, 11/20/34	30,024	30,193

		6,198,696

Non-Agency—16.8%

Commercial—15.4%

Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	2,500,000	2,670,314
Series 2006-6, Cl. AM, 5.39%, 10/10/45	3,690,000	3,954,276

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.446%, 7/20/36[3]	4,800,000	4,513,546

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.256%, 9/26/35[1,3]	892,001	913,588
Series 2012-RR2, Cl. 6A3, 2.758%, 9/26/35[1,3]	2,109,406	2,125,505
Series 2012-RR6, 2.404%, 11/26/36[1]	2,645,779	2,650,551

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[3]	909,387	903,814

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41	3,535,000	3,809,756

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[1,4,5]	3,337,034	147,121

CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.527%, 1/15/46[3]	3,795,000	4,004,708

Citigroup Commercial Mortgage Trust, Series 2008-C7, Cl. AM, 6.339%, 12/10/49[3]	3,590,000	3,978,066

Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[3]	4,019,187	3,960,191
Series 2012-8, Cl. 1A1, 2.664%, 10/25/35[1,3]	3,764,176	3,810,713

COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.97%, 6/10/46[3]	3,750,000	4,015,020
Series 2012-CR4, Cl. D, 4.728%, 10/15/45[1,3]	270,000	265,446
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,3]	420,000	403,008
Series 2014-UBS3, Cl. D, 4.976%, 6/10/47[1,3]	650,000	602,815

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[4,5]	17,234,766	1,735,291

17      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

Commercial (Continued)

Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	$2,455,493	$2,425,094

Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Cl. AJ, 5.642%, 2/15/39[3]	2,650,000	2,780,096
Series 2006-C4, Cl. AM, 5.509%, 9/15/39	2,775,000	2,983,648

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	2,250,000	2,340,134

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.619%, 9/26/36[1,3]	302,589	305,652

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[1,3]	400,000	432,275

FREMF Mortgage Trust:
Series 2011-K701, Cl. C, 4.436%, 7/25/48[1,3]	3,606,000	3,749,230
Series 2011-K702, Cl. B, 4.936%, 4/25/44[1,3]	1,495,000	1,600,204
Series 2012-K501, Cl. C, 3.60%, 11/25/46[1,3]	2,015,000	2,064,726
Series 2012-K706, Cl. C, 4.163%, 11/25/44[1,3]	3,762,000	3,893,971
Series 2012-K707, Cl. C, 4.019%, 1/25/47[1,3]	4,000,000	4,092,884
Series 2012-K708, Cl. C, 3.891%, 2/25/45[1,3]	600,000	610,565
Series 2012-K710, Cl. C, 3.949%, 6/25/47[1,3]	4,250,000	4,325,327
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,3]	530,000	510,320
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,3]	530,000	509,027
Series 2013-K30, Cl. C, 3.667%, 6/25/45[1,3]	855,000	822,584
Series 2013-K502, Cl. C, 3.31%, 3/25/45[1,3]	955,000	960,199
Series 2013-K712, Cl. C, 3.484%, 5/25/45[1,3]	4,200,000	4,163,317
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,3]	4,390,000	4,293,093
Series 2014-K714, Cl. C, 3.988%, 1/25/47[1,3]	4,000,000	4,037,778

GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 6.014%, 7/10/38[3]	405,000	435,385
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	3,750,000	4,002,197

GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[3]	1,985,000	2,093,634

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	1,420,922	1,345,299

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.226%, 7/25/35[3]	736,869	739,069

Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2000-PH1, Cl. X, 0%, 1/17/34[1,4,5]	2,726,046	10,449

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45	3,890,000	4,097,119

JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.619%, 9/26/36[1,3]	1,149,067	1,152,497

JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Cl. D, 4.713%, 8/15/46[1,3]	855,000	830,576

LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Cl. AM, 6.049%, 6/15/38[3]	2,230,000	2,396,268
Series 2007-C6, Cl. AM, 6.114%, 7/15/40	3,510,000	3,861,999

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	122,813	107,958

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	1,855,000	1,999,850

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Cl. E, 4.818%, 11/15/45[1,3]	810,000	791,225

Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,700,000	2,922,099
Series 2007-IQ15, Cl. AM, 6.105%, 6/11/49[3]	1,400,000	1,522,019

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.048%, 11/26/36[1,3]	3,698,529	3,731,178

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.375%, 6/26/46[1,3]	1,309,358	1,327,090

18      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Commercial (Continued)

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.386%, 8/25/34[3]	$201,609	$200,205

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.89%, 5/10/63[1,3]	380,000	370,006

Wachovia Bank Commercial Mortgage Trust:
Series 2005-C19, Cl. AM, 4.75%, 5/15/44	1,750,000	1,791,893
Series 2005-C22, Cl. AM, 5.505%, 12/15/44[3]	930,000	974,453
Series 2007-C30, Cl. AM, 5.383%, 12/15/43	850,000	915,063

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.372%, 12/25/35[3]	235,728	230,412

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[3]	3,650,102	3,688,184
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[3]	3,509,844	3,588,982
Series 2006-AR8, Cl. 2A4, 2.619%, 4/25/36[3]	608,373	598,418

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.607%, 12/15/45[1,3]	935,000	907,274
Series 2012-C7, Cl. E, 5.001%, 6/15/45[1,3]	710,000	713,372
Series 2012-C8, Cl. E, 5.039%, 8/15/45[1,3]	800,000	809,169
Series 2013-C11, Cl. D, 4.322%, 3/15/45[1,3]	416,000	399,423
Series 2013-C15, Cl. D, 4.634%, 8/15/46[1,3]	1,250,000	1,196,069

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[1,4,5]	13,873,682	826,462

		141,939,149

Multi-Family—0.1%

Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[3]	1,015,030	993,237

Residential—1.3%

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 6.015%, 2/10/51[3]	2,990,000	3,314,787

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49	3,545,000	3,730,526

Countrywide Home Loans, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	2,079,115	2,203,328

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.545%, 12/25/34[3]	166,000	165,510

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.291%, 10/25/36[3]	1,862,542	1,848,456

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	15,125	12,070

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.421%, 10/25/33[3]	719,861	741,033

		12,015,710

Total Mortgage-Backed Obligations (Cost $296,965,697)		308,061,325

U.S. Government Obligations—9.8%

Federal National Mortgage Assn. Nts., 1%, 9/27/17	9,489,000	9,466,568

United States Treasury Nts.:
0.875%, 8/15/17	40,939,000	40,870,223
2.00%, 9/30/20	35,948,000	36,164,263

19      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

U.S. Government Obligations (Continued)

United States Treasury Nts.: (Continued)
2.50%, 8/15/23[7]	$3,266,000	$3,328,642

Total U.S. Government Obligations (Cost $89,412,750)		89,829,696

Corporate Bonds and Notes—40.8%

Consumer Discretionary—6.3%

Auto Components—0.6%

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	2,000,000	1,994,510

TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17[8]	2,705,000	3,043,125

		5,037,635

Automobiles—2.2%

Ford Motor Credit Co. LLC, 3% Sr. Unsec. Nts., 6/12/17	8,800,000	9,131,637

General Motors Financial Co., Inc., 2.625% Sr. Unsec. Nts., 7/10/17	2,300,000	2,311,661

Harley-Davidson Financial Services, Inc., 3.875% Sr. Unsec. Nts., 3/15/16[1]	1,340,000	1,402,234

Hyundai Capital America:
1.45% Sr. Unsec. Nts., 2/6/17[1]	2,484,000	2,487,569
1.625% Sr. Unsec. Nts., 10/2/15[1]	1,662,000	1,675,037
1.875% Unsec. Nts., 8/9/16[1]	1,000,000	1,014,178

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	1,682,000	1,753,300

		19,775,616

Hotels, Restaurants & Leisure—1.1%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	2,300,000	2,312,224

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	2,400,000	2,413,169

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	753,000	790,864

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	2,000,000	2,202,502

Yum! Brands, Inc., 4.25% Sr. Unsec. Nts., 9/15/15	2,200,000	2,287,226

		10,005,985

Household Durables—0.5%

Jarden Corp., 7.50% Sr. Sub. Nts., 5/1/17	1,800,000	2,018,250

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	2,056,000	2,097,120

Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	545,000	545,093

		4,660,463

Internet & Catalog Retail—0.2%

QVC, Inc., 3.125% Sr. Sec. Nts., 4/1/19	2,000,000	2,023,554

Media—1.1%
British Sky Broadcasting Group plc, 6.10% Sr. Unsec. Nts., 2/15/18[1]	2,000,000	2,264,790

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.50% Sr. Unsec. Nts., 3/1/16	1,900,000	1,974,465

Historic TW, Inc., 8.05% Sr. Unsec. Nts., 1/15/16	344,000	374,368

Pearson plc, 4.625% Sr. Unsec. Nts., 6/15/18[1]	2,100,000	2,276,866

Time Warner Cable, Inc., 5% Sr. Unsec. Nts., 2/1/20	1,850,000	2,077,761

WPP Finance UK, 8% Sr. Unsec. Nts., 9/15/14	1,437,000	1,440,263

		10,408,513

20      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Specialty Retail—0.2%

Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	$1,900,000	$2,056,750

Textiles, Apparel & Luxury Goods—0.4%

Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	1,900,000	2,049,625

Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	1,900,000	2,037,750

		4,087,375

Consumer Staples—2.2%

Beverages—0.4%

Beam Suntory, Inc., 5.375% Sr. Unsec. Nts., 1/15/16	1,226,000	1,297,596

Pernod Ricard SA, 2.95% Sr. Unsec. Nts., 1/15/17[1]	2,225,000	2,304,410

		3,602,006

Food & Staples Retailing—0.3%

Kroger Co. (The):
1.20% Sr. Unsec. Nts., 10/17/16	1,000,000	1,002,499
6.40% Sr. Unsec. Nts., 8/15/17	1,335,000	1,522,302

Safeway, Inc., 3.40% Sr. Unsec. Nts., 12/1/16	400,000	409,547

		2,934,348

Food Products—0.8%

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	1,650,000	2,070,222

ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	1,007,000	1,013,221

Tyson Foods, Inc.:
2.65% Sr. Unsec. Nts., 8/15/19	2,000,000	2,029,426
6.60% Sr. Unsec. Nts., 4/1/16	1,900,000	2,065,827

		7,178,696

Personal Products—0.2%

Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20	2,000,000	2,056,664

Tobacco—0.5%

Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 6/23/19	1,650,000	2,053,242

Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	1,929,000	2,194,712

		4,247,954

Energy—6.2%

Energy Equipment & Services—1.2%

Cameron International Corp., 1.15% Sr. Unsec. Nts., 12/15/16	3,250,000	3,253,614

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	1,800,000	2,048,691

Noble Holding International Ltd., 2.50% Sr. Unsec. Nts., 3/15/17	500,000	511,516

Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[1]	2,000,000	2,075,000

Weatherford International LLC, 6.35% Sr. Unsec. Nts., 6/15/17	3,070,000	3,463,338

		11,352,159

Oil, Gas & Consumable Fuels—5.0%

Access Midstream Partners LP/ACMP Finance Corp., 5.875% Sr. Unsec. Nts., 4/15/21	2,000,000	2,135,000

Chesapeake Energy Corp., 3.25% Sr. Unsec. Nts., 3/15/16	2,000,000	2,007,500

DCP Midstream LLC, 9.75% Sr. Unsec. Nts., 3/15/19[1]	1,300,000	1,683,952

DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	2,896,000	2,938,649

Devon Energy Corp., 1.20% Sr. Unsec. Nts., 12/15/16	3,250,000	3,264,586

21      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	$2,200,000	$2,231,863

EQT Corp., 5.15% Sr. Unsec. Nts., 3/1/18	2,000,000	2,183,256

Kinder Morgan Finance Co. LLC, 6% Sr. Unsec. Nts., 1/15/18[1]	2,100,000	2,349,375

Kodiak Oil & Gas Corp., 8.125% Sr. Unsec. Nts., 12/1/19	1,900,000	2,099,500

Oasis Petroleum, Inc., 7.25% Sr. Unsec. Nts., 2/1/19	2,000,000	2,110,000

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	3,954,000	4,080,943

Phillips 66, 2.95% Sr. Unsec. Nts., 5/1/17	1,611,000	1,684,135

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	2,490,000	2,808,625

Range Resources Corp., 6.75% Sr. Sub. Nts., 8/1/20	1,900,000	2,042,500

Regency Energy Partners LP/Regency Energy Finance Corp., 6.875% Sr. Unsec. Nts., 12/1/18	1,900,000	1,987,875

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[8]	2,149,000	2,170,490

Spectra Energy Partners LP:
2.95% Sr. Unsec. Nts., 9/25/18	2,000,000	2,074,726
4.60% Sr. Unsec. Nts., 6/15/21	1,000,000	1,098,913

Tennessee Gas Pipeline Co. LLC, 8% Sr. Unsec. Nts., 2/1/16	1,914,000	2,106,363

Williams Partners LP, 3.80% Sr. Unsec. Nts., 2/15/15	3,100,000	3,141,999

		46,200,250

Financials—12.0%

Capital Markets—2.2%

Credit Suisse, New York, 2.30% Sr. Unsec. Nts., 5/28/19	4,000,000	4,012,764

Legg Mason, Inc., 2.70% Sr. Unsec. Nts., 7/15/19	2,000,000	2,019,232

Macquarie Bank Ltd., 2.60% Sr. Unsec. Nts., 6/24/19[1]	3,400,000	3,439,372

Morgan Stanley, 2.50% Sr. Unsec. Nts., 1/24/19	3,250,000	3,290,781

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	3,190,000	3,238,954

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,9]	3,500,000	3,707,812

		19,708,915

Commercial Banks—4.4%

Bank of America Corp., 2.60% Sr. Unsec. Nts., 1/15/19	3,225,000	3,259,782

CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	2,200,000	2,233,000

Citigroup, Inc., 2.50% Sr. Unsec. Nts., 9/26/18	3,300,000	3,353,268

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,3,9]	3,625,000	3,853,828

Fifth Third Bancorp, 2.30% Sr. Unsec. Nts., 3/1/19	3,000,000	3,014,667

First Republic Bank, 2.375% Sr. Unsec. Nts., 6/17/19	2,000,000	2,021,064

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	4,500,000	4,674,375

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[1]	900,000	1,052,058

Lloyds Banking Group plc, 5.92% Jr. Sub. Perpetual Bonds[1,3,9]	2,100,000	2,126,250

Manufacturers & Traders Trust Co., 2.25% Sr. Unsec. Nts., 7/25/19	3,700,000	3,708,684

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,8,9]	2,700,000	2,848,500

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,9	2,300,000	2,443,750

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,9]	1,900,000	2,030,625

Zions Bancorporation, 4% Sr. Unsec. Nts., 6/20/16	3,806,000	3,972,558

		40,592,409

Consumer Finance—0.6%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	1,900,000	2,004,500

22      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
Consumer Finance (Continued)

American Express Credit Corp., 2.25% Sr. Unsec. Nts., 8/15/19	$3,700,000	$3,714,097

		5,718,597

Diversified Financial Services—0.5%

McGraw Hill Financial, Inc., 5.90% Sr. Unsec. Nts., 11/15/17	2,000,000	2,209,010

Moody’s Corp., 2.75% Sr. Unsec. Nts., 7/15/19	2,300,000	2,335,839

		4,544,849

Insurance—2.3%

AIA Group Ltd., 2.25% Sr. Unsec. Nts., 3/11/19[1]	2,000,000	2,003,846

AXA Equitable Life Insurance Co., 7.70% Sub. Nts., 12/1/15[1]	2,000,000	2,157,990

AXIS Specialty Finance plc, 2.65% Sr. Unsec. Nts., 4/1/19	2,000,000	2,024,274

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	3,500,000	3,609,375

Pricoa Global Funding I, 2.20% Sec. Nts., 5/16/19[1]	3,400,000	3,403,240

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,8,9]	4,400,000	4,653,000

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,8]	3,040,000	3,283,200

		21,134,925

Real Estate—0.1%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	815,000	814,387

Real Estate Investment Trusts (REITs)—1.9%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,000,000	2,206,214
7.00% Sr. Unsec. Nts., 10/15/17	1,450,000	1,671,851

ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2%
Sr. Unsec. Nts., 2/6/17[1]	3,755,000	3,762,608

Boston Properties LP, 5% Sr. Unsec. Nts., 6/1/15	1,807,000	1,864,974

Brandywine Operating Partnership LP, 7.50% Sr. Unsec. Nts., 5/15/15	1,395,000	1,458,599

Host Hotels & Resorts LP, 5.875% Sr. Unsec. Nts., 6/15/19	2,350,000	2,499,397

Mack-Cali Realty LP, 5.80% Sr. Unsec. Nts., 1/15/16	2,000,000	2,118,144

Realty Income Corp., 2% Sr. Unsec. Nts., 1/31/18	2,250,000	2,255,666

		17,837,453

Health Care—1.8%

Health Care Equipment & Supplies—0.5%

Boston Scientific Corp., 6.25% Sr. Unsec. Nts., 11/15/15	420,000	446,689

CareFusion Corp., 1.45% Sr. Unsec. Nts., 5/15/17	2,125,000	2,122,796

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	1,878,000	1,936,782

		4,506,267

Health Care Providers & Services—0.2%

Omnicare, Inc., 7.75% Sr. Sub. Nts., 6/1/20	1,850,000	1,984,125

Life Sciences Tools & Services—0.1%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	137,000	141,834

Thermo Fisher Scientific, Inc., 5% Sr. Unsec. Nts., 6/1/15	975,000	1,007,762

		1,149,596

Pharmaceuticals—1.0%
Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17[1]	1,350,000	1,347,569

Hospira, Inc., 6.05% Sr. Unsec. Nts., 3/30/17	1,900,000	2,091,497

23      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Pharmaceuticals (Continued)

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	$2,050,000	$2,024,375

Mylan, Inc., 1.80% Sr. Unsec. Nts., 6/24/16	3,355,000	3,401,661

		8,865,102

Industrials—3.3%

Aerospace & Defense—0.3%

Huntington Ingalls Industries, Inc., 6.875% Sr. Unsec. Nts., 3/15/18	1,900,000	2,014,000

L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	553,000	550,653

Textron, Inc., 6.20% Sr. Unsec. Nts., 3/15/15	154,000	158,838

		2,723,491

Building Products—0.3%

Masco Corp., 5.85% Sr. Unsec. Nts., 3/15/17	1,900,000	2,061,500

Owens Corning, 6.50% Sr. Unsec. Nts., 12/1/16	820,000	907,904

		2,969,404

Commercial Services & Supplies—0.5%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	2,130,000	2,199,225

Pitney Bowes, Inc., 4.75% Sr. Unsec. Nts., 5/15/18	1,988,000	2,138,527

		4,337,752

Industrial Conglomerates—0.7%

GE Capital Trust I, 6.375% Sub. Nts., 11/15/67[3]	3,900,000	4,337,529

Synchrony Financial, 3% Sr. Unsec. Nts., 8/15/19	2,106,000	2,137,672

		6,475,201

Machinery—0.7%

CNH Industrial Capital LLC, 3.25% Sr. Unsec. Nts., 2/1/17	1,000,000	1,012,500

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	3,127,000	3,371,422

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	1,600,000	1,679,781

		6,063,703

Professional Services—0.2%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	2,120,000	2,141,200

Road & Rail—0.3%

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	1,500,000	1,534,773
3.375% Sr. Unsec. Nts., 3/15/18[1]	1,500,000	1,575,293

		3,110,066

Trading Companies & Distributors—0.3%

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	2,000,000	2,192,500

Information Technology—1.6%

Internet Software & Services—0.2%

IAC/InterActiveCorp, 4.875% Sr. Unsec. Nts., 11/30/18	1,915,000	1,996,388

24      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value
IT Services—0.3%

Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	$1,641,000	$1,641,026

Xerox Business Services LLC, 5.20% Sr. Unsec. Nts., 6/1/15	1,500,000	1,551,276

		3,192,302

Semiconductors & Semiconductor Equipment—0.5%

Altera Corp., 1.75% Sr. Unsec. Nts., 5/15/17	2,400,000	2,415,595

NXP BV/NXP Funding LLC, 3.50% Sr. Unsec. Nts., 9/15/16[1]	2,100,000	2,149,875

		4,565,470

Technology Hardware, Storage & Peripherals—0.6%

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	3,535,000	3,644,108

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	1,600,000	1,642,000

		5,286,108

Materials—2.2%

Chemicals—0.4%

Eastman Chemical Co., 3% Sr. Unsec. Nts., 12/15/15	1,080,000	1,111,390

RPM International, Inc., 6.50% Sr. Unsec. Nts., 2/15/18	2,000,000	2,280,874

		3,392,264

Containers & Packaging—0.2%

Sealed Air Corp., 8.125% Sr. Unsec. Nts., 9/15/19[1]	1,850,000	2,030,375

Metals & Mining—1.6%

FMG Resources August 2006 Pty Ltd., 6% Sr. Unsec. Nts., 4/1/17[1]	1,100,000	1,150,188

Freeport-McMoRan, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	2,250,000	2,282,600

Glencore Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[1]	2,100,000	2,123,734

Glencore Funding LLC, 2.50% Sr. Unsec. Nts., 1/15/19[1]	1,400,000	1,398,355

Goldcorp, Inc., 2.125% Sr. Unsec. Nts., 3/15/18	2,000,000	2,015,186

Plains Exploration & Production Co., 8.625% Sr. Unsec. Nts., 10/15/19	1,500,000	1,580,625

Steel Dynamics, Inc., 7.625% Sr. Unsec. Nts., 3/15/20	1,850,000	1,965,625

Teck Resources Ltd., 2.50% Sr. Unsec. Nts., 2/1/18	2,200,000	2,232,538

		14,748,851

Telecommunication Services—2.1%

Diversified Telecommunication Services—2.0%

British Telecommunications plc, 5.95% Sr. Unsec. Nts., 1/15/18	2,000,000	2,276,842

CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	2,100,000	2,228,625

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,830,000	2,136,525

Telecom Italia Capital SA, 7.175% Sr. Unsec. Nts., 6/18/19	1,900,000	2,173,125

Telefonica Emisiones SAU, 5.877% Sr. Unsec. Nts., 7/15/19	2,900,000	3,346,765

T-Mobile USA, Inc., 5.25% Sr. Unsec. Nts., 9/1/18	2,100,000	2,173,500

Verizon Communications, Inc., 1.35% Sr. Unsec. Nts., 6/9/17	2,100,000	2,101,741

Windstream Corp., 7.875% Sr. Unsec. Nts., 11/1/17	1,850,000	2,111,313

		18,548,436

Wireless Telecommunication Services—0.1%

Rogers Communications, Inc., 6.75% Sr. Unsec. Nts., 3/15/15	630,000	650,725

25      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Utilities—3.1%

Electric Utilities—1.6%

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	$1,850,000	$2,013,780

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	2,000,000	2,264,630

Entergy Texas, Inc., 3.60% Sec. Nts., 6/1/15	509,000	520,010

Great Plains Energy, Inc., 6.875% Sr. Unsec. Nts., 9/15/17	1,368,000	1,528,098

Iberdrola Finance Ireland Ltd., 5% Sr. Unsec. Nts., 9/11/19[1]	2,000,000	2,235,342

NextEra Energy Capital Holdings, Inc., 7.875% Sr. Unsec. Nts., 12/15/15	532,000	579,870

PPL WEM Holdings Ltd., 3.90% Sr. Unsec. Nts., 5/1/16[1]	3,250,000	3,391,408

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,900,000	2,284,431

		14,817,569

Gas Utilities—0.3%

Florida Gas Transmission Co. LLC, 4% Sr. Unsec. Nts., 7/15/15[1]	3,050,000	3,133,826

Independent Power and Renewable Electricity Producers—0.4%

Dayton Power & Light Co., 1.875% Sec. Nts., 9/15/16	3,172,000	3,227,627

Multi-Utilities—0.8%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	2,175,000	2,413,149

CMS Energy Corp., 6.55% Sr. Unsec. Nts., 7/17/17	2,200,000	2,496,417

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	1,280,000	1,293,727

TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	1,325,000	1,377,652

		7,580,945

Total Corporate Bonds and Notes (Cost $369,231,511)		375,668,796

	Shares

Investment Company—1.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[10,11] (Cost $10,925,718)	10,925,718	10,925,718

Total Investments, at Value (Cost $922,591,945)	102.4%	941,479,676

Net Other Assets (Liabilities)	(2.4)	(22,031,966)

Net Assets	100 .0%	$919,447,710

Footnotes to Statement of Investments

*August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $222,866,631 or 24.24% of the Fund’s net assets as of August 29, 2014.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after August 29, 2014. See Note 1 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

26      OPPENHEIMER LIMITED-TERM BOND FUND

Footnotes to Statement of Investments (Continued)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,098,842 or 1.53% of the Fund’s net assets as of August 29, 2014.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $112,452 or 0.01% of the Fund’s net assets as of August 29, 2014.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,961,922. See Note 6 of the accompanying Notes.

8. Restricted security. The aggregate value of restricted securities as of August 29, 2014 was $15,998,315, which represents 1.74% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	6/24/13	$2,673,000	$2,848,500	$175,500
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	8/2/13-5/20/14	2,154,793	2,170,490	15,697
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	6/24/13	4,473,909	4,653,000	179,091
TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17	9/20/13	3,009,809	3,043,125	33,316
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/20/14	3,232,956	3,283,200	50,244
		$15,544,467	$15,998,315	$453,848

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 29, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions	Shares August 29, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	—	239,004,198	228,078,480	10,925,718

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$10,925,718	$18,171

a. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

27      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments (Continued)

11.	Rate shown is the 7-day yield as of August 29, 2014

Futures Contracts as of August 29, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	12/19/14	76	$10,647,125	$122,571
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/14	322	70,533,095	49,716
United States Treasury Nts., 5 yr.	CBT	Sell	12/31/14	42	4,991,109	(11,825)
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/14	975	122,636,719	(206,762)

						$(46,300)

See accompanying Notes to Financial Statements.

28      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES    August 29, 20141

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $911,666,227)	$930,553,958
Affiliated companies (cost $10,925,718)	10,925,718

941,479,676

Cash	17,099

Receivables and other assets:
Investments sold (including $18,477,912 sold on a when-issued or delayed delivery basis)	18,478,321
Interest and principal paydowns	6,468,892
Shares of beneficial interest sold	2,401,847
Variation margin receivable	83,080
Other	129,932

Total assets	969,058,847

Liabilities
Payables and other liabilities:
Investments purchased (including $45,777,476 purchased on a when-issued or delayed delivery basis)	47,418,077
Shares of beneficial interest redeemed	1,579,911
Trustees’ compensation	224,742
Distribution and service plan fees	187,522
Dividends	137,050
Variation margin payable	17,260
Shareholder communications	11,868
Other	34,707

Total liabilities	49,611,137

Net Assets	$919,447,710

Composition of Net Assets
Par value of shares of beneficial interest	$98,436

Additional paid-in capital	908,160,925

Accumulated net investment income	3,824,558

Accumulated net realized loss on investments	(11,477,640)

Net unrealized appreciation on investments	18,841,431

Net Assets	$919,447,710

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

29      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $664,895,295 and 71,180,824 shares of beneficial interest outstanding)	$9.34
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.55

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,216,356 and 2,596,409 shares of beneficial interest outstanding)	$9.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $133,999,661 and 14,369,628 shares of beneficial interest outstanding)	$9.32

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,362,346 and 465,665 shares of beneficial interest outstanding)	$9.37

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,965,368 and 3,208,308 shares of beneficial interest outstanding)	$9.34

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $62,008,684 and 6,615,293 shares of beneficial interest outstanding)	$9.37

See accompanying Notes to Financial Statements.

30      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF OPERATIONS    For the Year Ended August 29, 20141

Investment Income
Interest (net of foreign withholding taxes of $1,721)	$25,982,549

Fee income on when-issued securities	2,966,655

Dividends—affiliated companies	18,171

Other income	18,525

Total investment income	28,985,900

Expenses
Management fees	3,591,847

Distribution and service plan fees:
Class A	1,497,842
Class B	288,107
Class C	1,214,323
Class R2	149,899

Transfer and shareholder servicing agent fees:
Class A	1,365,774
Class B	63,389
Class C	267,571
Class I	1,284
Class R2	69,036
Class Y	60,456

Shareholder communications:
Class A	21,883
Class B	3,440
Class C	4,730
Class I	3
Class R2	1,140
Class Y	294

Trustees’ compensation	17,039

Custodian fees and expenses	7,695

Other	71,455

Total expenses	8,697,207
Less waivers and reimbursements of expenses	(398,192)

Net expenses	8,299,015

Net Investment Income	20,686,885

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

31      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$1,276,304
Closing and expiration of futures contracts	(10,635,225)

Net realized loss	(9,358,921)

Net change in unrealized appreciation/depreciation on:
Investments	13,377,261
Futures contracts	873,720

Net change in unrealized appreciation/depreciation	14,250,981

Net Increase in Net Assets Resulting from Operations	$25,578,945

See accompanying Notes to Financial Statements.

32      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Operations
Net investment income	$20,686,885	$16,530,658

Net realized gain (loss)	(9,358,921)	2,270,661

Net change in unrealized appreciation/depreciation	14,250,981	(31,497,043)

Net increase (decrease) in net assets resulting from operations	25,578,945	(12,695,724)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(18,952,452)	(13,419,150)
Class B	(671,942)	(495,091)
Class C	(2,738,208)	(1,604,046)
Class I	(147,764)	(23)
Class R2	(870,621)	(639,805)
Class Y	(812,032)	(392,846)

	(24,193,019)	(16,550,961)

Distributions from net realized gain:
Class A	—	(19,333,828)
Class B	—	(1,285,124)
Class C	—	(3,996,405)
Class R2	—	(1,089,754)
Class Y	—	(553,853)

	—	(26,258,964)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	31,374,433	(80,858,211)
Class B	(9,922,044)	(17,415,152)
Class C	14,124,458	(33,492,002)
Class I	4,346,363	10,000
Class R2	(3,478,649)	(8,831,574)
Class Y	45,717,656	812,977

	82,162,217	(139,773,962)

Net Assets
Total increase (decrease)	83,548,143	(195,279,611)

Beginning of period	835,899,567	1,031,179,178

End of period (including accumulated net investment income of $3,824,558 and $6,854,883, respectively)	$919,447,710	$835,899,567

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 29, 2014 [1]		Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.32		$9.86	$9.64	$9.61		$9.01

Income (loss) from investment operations:
Net investment income[2]	0.25		0.18	0.22	0.34		0.43
Net realized and unrealized gain (loss)	0.06		(0.29)	0.32	0.06		0.60

Total from investment operations	0.31		(0.11)	0.54	0.40		1.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)		(0.18)	(0.22)	(0.34)		(0.43)
Distributions from net realized gain	0.00		(0.25)	(0.10)	(0.03)		0.00

Total dividends and/or distributions to shareholders	(0.29)		(0.43)	(0.32)	(0.37)		(0.43)

Net asset value, end of period	$9.34		$9.32	$9.86	$9.64		$9.61

Total Return, at Net Asset Value[3]	3.32%		(1.21)%	5.77%	4.32%		11.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$664,895		$632,387	$754,344	$666,222		$746,068

Average net assets (in thousands)	$623,486		$722,428	$724,262	$672,108		$665,818

Ratios to average net assets:[4]
Net investment income	2.62%		1.85%	2.27%	3.60%		4.66%
Total expenses	0.91%	[5]	1.00%	0.99%	1.00%	[5]	1.02%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%		0.90%	0.90%	0.90%		0.90%

Portfolio turnover rate[6]	147%		162%	143%	57%		56%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	0.91%
Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.02%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 29, 2014	$ 1,812,277,358	$ 2,019,761,146
Year Ended August 30, 2013	$ 5,364,504,647	$ 5,515,045,235
Year Ended August 31, 2012	$ 4,076,812,506	$ 3,925,961,964
Year Ended August 31, 2011	$ 3,566,485,464	$ 3,488,198,075
Year Ended August 31, 2010	$ 2,497,213,099	$ 2,598,100,426

See accompanying Notes to Financial Statements.

34      OPPENHEIMER LIMITED-TERM BOND FUND

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 29,		August 30,	August 31,	August 31,		August 31,
Class B	2014 [1]		2013 [1]	2012	2011		2010

Per Share Operating Data
Net asset value, beginning of period	$9.31		$9.85	$9.63	$9.60		$8.99

Income (loss) from investment operations:
Net investment income[2]	0.17		0.11	0.15	0.27		0.36
Net realized and unrealized gain (loss)	0.06		(0.29)	0.32	0.06		0.61

Total from investment operations	0.23		(0.18)	0.47	0.33		0.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)		(0.11)	(0.15)	(0.27)		(0.36)
Distributions from net realized gain	0.00		(0.25)	(0.10)	(0.03)		0.00

Total dividends and/or distributions to shareholders	(0.21)		(0.36)	(0.25)	(0.30)		(0.36)

Net asset value, end of period	$9.33		$9.31	$9.85	$9.63		$9.60

Total Return, at Net Asset Value[3]	2.51%		(1.94)%	4.98%	3.55%		11.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,216		$34,046	$54,057	$55,064		$70,046

Average net assets (in thousands)	$28,962		$45,170	$55,554	$61,028		$68,025

Ratios to average net assets:[4]
Net investment income	1.86%		1.10%	1.54%	2.86%		3.95%
Total expenses	1.66%	[5]	1.93%	1.92%	1.95%	[5]	2.00%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%		1.65%	1.65%	1.65%		1.65%

Portfolio turnover rate[6]	147%		162%	143%	57%		56%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.66%
Year Ended August 31, 2011	1.95%
Year Ended August 31, 2010	2.00%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 29, 2014	$ 1,812,277,358	$ 2,019,761,146
Year Ended August 30, 2013	$ 5,364,504,647	$ 5,515,045,235
Year Ended August 31, 2012	$ 4,076,812,506	$ 3,925,961,964
Year Ended August 31, 2011	$ 3,566,485,464	$ 3,488,198,075
Year Ended August 31, 2010	$ 2,497,213,099	$ 2,598,100,426

See accompanying Notes to Financial Statements.

35      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 29,	August 30,	August 31,	August 31,	August 31,
Class C	2014 [1]	2013 [1]	2012	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$9.31	$9.84	$9.63	$9.60	$8.99

Income (loss) from investment operations:
Net investment income[2]	0.17	0.11	0.15	0.27	0.36
Net realized and unrealized gain (loss)	0.05	(0.28)	0.31	0.06	0.61

Total from investment operations	0.22	(0.17)	0.46	0.33	0.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.11)	(0.15)	(0.27)	(0.36)
Distributions from net realized gain	0.00	(0.25)	(0.10)	(0.03)	0.00

Total dividends and/or distributions to shareholders	(0.21)	(0.36)	(0.25)	(0.30)	(0.36)

Net asset value, end of period	$9.32	$9.31	$9.84	$9.63	$9.60

Total Return, at Net Asset Value[3]	2.40%	(1.84)%	4.87%	3.55%	11.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134,000	$119,677	$161,528	$141,529	$159,924

Average net assets (in thousands)	$122,206	$145,990	$155,641	$142,267	$136,902

Ratios to average net assets:[4]
Net investment income	1.82%	1.10%	1.52%	2.85%	3.89%
Total expenses	1.65%[5]	1.78%	1.76%	1.79%[5]	1.81%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[6]	147%	162%	143%	57%	56%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.65%
Year Ended August 31, 2011	1.79%
Year Ended August 31, 2010	1.81%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426

See accompanying Notes to Financial Statements.

36      OPPENHEIMER LIMITED-TERM BOND FUND

	Year Ended		Period Ended
	August 29,		August 30,
Class I	2014[1]		2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.35		$9.40

Income (loss) from investment operations:
Net investment income[3]	0.28		0.02
Net realized and unrealized gain (loss)	0.06		(0.05)

Total from investment operations	0.34		(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)		(0.02)

Net asset value, end of period	$9.37		$9.35

Total Return, at Net Asset Value[4]	3.70%		(0.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,362		$10

Average net assets (in thousands)	$4,274		$10

Ratios to average net assets:[5]
Net investment income	3.01%		2.58%
Total expenses	0.47%	[6]	0.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%		0.44%

Portfolio turnover rate[7]	147%		162%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from August 1, 2013 (inception of offering) to August 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	0.47%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Period Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

37      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 29,		August 30,	August 31,	August 31,		August 31,
Class R	2014 [1]		2013 [1]	2012	2011		2010

Per Share Operating Data
Net asset value, beginning of period	$9.32		$9.86	$9.64	$9.61		$9.01

Income (loss) from investment operations:
Net investment income[2]	0.22		0.15	0.20	0.32		0.41
Net realized and unrealized gain (loss)	0.06		(0.29)	0.32	0.06		0.60

Total from investment operations	0.28		(0.14)	0.52	0.38		1.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)		(0.15)	(0.20)	(0.32)		(0.41)
Distributions from net realized gain	0.00		(0.25)	(0.10)	(0.03)		0.00

Total dividends and/or distributions to shareholders	(0.26)		(0.40)	(0.30)	(0.35)		(0.41)

Net asset value, end of period	$9.34		$9.32	$9.86	$9.64		$9.61

Total Return, at Net Asset Value[3]	3.03%		(1.45)%	5.50%	4.06%		11.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,966		$33,368	$44,488	$42,871		$48,461

Average net assets (in thousands)	$31,470		$39,970	$44,693	$43,606		$43,197

Ratios to average net assets:[4]
Net investment income	2.34%		1.60%	2.02%	3.35%		4.41%
Total expenses	1.13%	[5]	1.33%	1.30%	1.36%	[5]	1.45%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%		1.15%	1.15%	1.15%		1.15%

Portfolio turnover rate[6]	147%		162%	143%	57%		56%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.13%
Year Ended August 31, 2011	1.36%
Year Ended August 31, 2010	1.45%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426

See accompanying Notes to Financial Statements.

38      OPPENHEIMER LIMITED-TERM BOND FUND

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 29,		August 30,	August 31,	August 31,		August 31,
Class Y	2014 [1]		2013 [1]	2012	2011		2010

Per Share Operating Data
Net asset value, beginning of period	$9.35		$9.90	$9.68	$9.65		$9.04

Income (loss) from investment operations:
Net investment income[2]	0.25		0.20	0.24	0.35		0.48
Net realized and unrealized gain (loss)	0.08		(0.30)	0.33	0.08		0.59

Total from investment operations	0.33		(0.10)	0.57	0.43		1.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)		(0.20)	(0.25)	(0.37)		(0.46)
Distributions from net realized gain	0.00		(0.25)	(0.10)	(0.03)		0.00

Total dividends and/or distributions to shareholders	(0.31)		(0.45)	(0.35)	(0.40)		(0.46)

Net asset value, end of period	$9.37		$9.35	$9.90	$9.68		$9.65

Total Return, at Net Asset Value[3]	3.52%		(1.05)%	6.02%	4.60%		12.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,009		$16,412	$16,762	$11,805		$35,559

Average net assets (in thousands)	$27,625		$18,643	$17,648	$13,636		$122,075

Ratios to average net assets:[4]
Net investment income	2.69%		2.11%	2.49%	3.69%		5.19%
Total expenses	0.66%	[5]	0.70%	0.67%	0.89%	[5]	0.59%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%		0.65%	0.65%	0.65%		0.59%

Portfolio turnover rate[6]	147%		162%	143%	57%		56%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	0.66%
Year Ended August 31, 2011	0.89%
Year Ended August 31, 2010	0.59%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426

See accompanying Notes to Financial Statements.

39      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS August 29, 2014

1. Significant Accounting Policies

Oppenheimer Limited-Term Bond Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Annual Periods. The last day of the Fund’s fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the

40      OPPENHEIMER LIMITED-TERM BOND FUND

1. Significant Accounting Policies (Continued)

Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of August 29, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$ 45,777,476
Sold securities	18,477,912

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the

41      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$4,004,116	$—	$11,514,129	$18,410,963

1. As of August 29, 2014, the Fund had $11,059,273 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$11,059,273

2. The Fund had $454,856 of straddle losses which were deferred.

3. During the fiscal year ended August 29, 2014, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended August 30, 2013, the Fund did not utilize any capital loss carryforward.

42      OPPENHEIMER LIMITED-TERM BOND FUND

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 29, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$475,809	$475,809

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary income	$24,193,019	$34,064,433
Long-term capital gain	—	8,745,492

Total	$24,193,019	$42,809,925

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 29, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$923,068,713
Federal tax cost of other investments	(46,300)

Total federal tax cost	$923,022,413

Gross unrealized appreciation	$23,429,158
Gross unrealized depreciation	(5,018,195)

Net unrealized appreciation	$18,410,963

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with

43      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

respect to their benefits under the Plan. During the year ended August 29, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,033
Payments Made to Retired Trustees	11,128
Accumulated Liability as of August 29, 2014	103,825

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

44      OPPENHEIMER LIMITED-TERM BOND FUND

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded,

45      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

46      OPPENHEIMER LIMITED-TERM BOND FUND

2. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

47      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 29, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$156,994,141	$—	$156,994,141
Mortgage-Backed Obligations	—	308,061,325	—	308,061,325
U.S. Government Obligations	—	89,829,696	—	89,829,696
Corporate Bonds and Notes	—	375,668,796	—	375,668,796
Investment Company	10,925,718	—	—	10,925,718

Total Investments, at Value	10,925,718	930,553,958	—	941,479,676
Other Financial Instruments:
Futures contracts	172,287	—	—	172,287

Total Assets	$11,098,005	$930,553,958	$—	$941,651,963

Liabilities Table
Other Financial Instruments:
Futures contracts	$(218,587)	$—	$—	$(218,587)

Total Liabilities	$(218,587)	$—	$—	$(218,587)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$131,585	$(131,585)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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3. Shares of Beneficial Interest (Continued)

	Year Ended August 29, 2014		Year Ended August 30, 2013[1]
	Shares	Amount	Shares	Amount
Class A
Sold	23,465,137	$219,789,180	15,965,723	$153,897,466
Dividends and/or distributions reinvested	1,874,715	17,559,551	3,178,464	30,385,628
Redeemed	(21,996,550)	(205,974,298)	(27,805,899)	(265,141,305)

Net increase (decrease)	3,343,302	$31,374,433	(8,661,712)	$(80,858,211)

Class B
Sold	302,566	$2,829,087	315,044	$3,054,413
Dividends and/or distributions reinvested	66,742	624,354	172,258	1,644,631
Redeemed	(1,429,822)	(13,375,485)	(2,319,701)	(22,114,196)

Net decrease	(1,060,514)	$(9,922,044)	(1,832,399)	$(17,415,152)

Class C
Sold	5,386,917	$50,351,403	2,949,582	$28,350,520
Dividends and/or distributions reinvested	268,300	2,508,835	536,385	5,119,474
Redeemed	(4,143,954)	(38,735,780)	(7,034,856)	(66,961,996)

Net increase (decrease)	1,511,263	$14,124,458	(3,548,889)	$(33,492,002)

Class I
Sold	666,748	$6,244,257	1,065	$10,000
Dividends and/or distributions reinvested	15,702	147,421	—	—
Redeemed	(217,850)	(2,045,315)	—	—

Net increase	464,600	$4,346,363	1,065	$10,000

Class R2
Sold	970,367	$9,084,239	1,015,518	$9,746,391
Dividends and/or distributions reinvested	86,306	808,541	169,741	1,623,132
Redeemed	(1,428,071)	(13,371,429)	(2,117,533)	(20,201,097)

Net decrease	(371,398)	$(3,478,649)	(932,274)	$(8,831,574)

Class Y
Sold	6,565,970	$61,719,097	2,068,686	$20,060,867
Dividends and/or distributions reinvested	75,640	710,551	94,940	909,972
Redeemed	(1,780,860)	(16,711,992)	(2,103,077)	(20,157,862)

Net increase	4,860,750	$45,717,656	60,549	$812,977

1. For the year ended August 30, 2013, for Class A, Class B, Class C, Class R and Class Y shares, and for the period from August 1, 2013 (inception of offering) to August 30 2013, for Class I shares.

2. Effective July 1, 2014, Class N shares were renamed Class R.

49      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 29, 2014 were as follows:

	Purchases	Sales
Investment securities	$1,298,455,970	$1,124,658,828
U.S. government and government agency obligations	9,455,124	52,018,642
To Be Announced (TBA) mortgage-related securities	1,812,277,358	2,019,761,146

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

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5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
August 29, 2014	$ 114,027	$ —	$51,741	$13,935	$264

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.82% for Class A shares, prior to December 27, 2013 the annual rate was 0.90%; 1.65% for Class B and Class C shares, respectively; 1.15% for Class R shares and 0.65% for Class Y shares. During the year ended August 29, 2014, the Manager waived fees and/or reimbursed the Fund $357,550, $5,207,

51      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

5. Fees and Other Transactions with Affiliates (Continued)

$10,633, $49 and $1,945 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 29, 2014, the Manager waived fees and/or reimbursed the Fund $22,808 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

52      OPPENHEIMER LIMITED-TERM BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

53      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended August 29, 2014, the Fund had an ending monthly average market value of $70,650,036 and $244,040,514 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the year ended August 29, 2014, the Fund had an ending monthly average market value of $11 on purchased swaptions.

As of August 29, 2014, the Fund did not hold any swaption contracts.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 29, 2014, the Fund has not required certain counterparties to post collateral.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

55      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of August 29, 2014:

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives	Liability Derivatives
Derivatives Not
Accounted for as	Statement of Assets and	Statement of Assets and
Hedging Instruments	Liabilities Location Value	Liabilities Location Value
Interest rate contracts	Variation margin receivable $ 83,080*	Variation margin payable $ 17,260*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies	*	Closing and expiration of futures contracts	Total
Interest rate contracts $	(200,000) $		(10,635,225) $	(10,835,225)

*Includes purchased option contacts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Total
Interest rate contracts $	199,872 $	873,720 $	1,073,592

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of August 29, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final

57      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

8. Pending Litigation (Continued)

judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Bond Fund, including the statement of investments, as of August 29, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 29, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Bond Fund as of August 29, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 14, 2014

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FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended August 29, 2014 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended August 29, 2014 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 29, 2014, the maximum amount allowable but not less than $21,134,632 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS (AS OF 9/30/14)    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

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David K. Downes, Continued	Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007—2014) and U.S. Mutual Fund Leader (2011—2014); General Counsel of the Investment Company Institute (trade association) (June 2004—April 2007); held

63      OPPENHEIMER LIMITED-TERM BOND FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997—2004), Principal (2003—2004), Director (1998—2003) and Senior Manager (1997—1998); Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation (1996—1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991—1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987—1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of

64      OPPENHEIMER LIMITED-TERM BOND FUND

Joanne Pace, Continued	FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January

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TRUSTEES AND OFFICERS     Unaudited / Continued

William F. Glavin, Jr., Continued

2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Strzalkowski, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and a member of the Sub-Adviser’s Investment Grade Fixed Income Team (since April 2009). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from

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Arthur P. Steinmetz, Continued	(January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS     Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER LIMITED-TERM BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

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Information Sources

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We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

70      OPPENHEIMER LIMITED-TERM BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

71      OPPENHEIMER LIMITED-TERM BOND FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Scan the code below with your smartphone or visit us at **oppenheimerfunds.com/investors** for a video preview of our new website. You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0220.001.0814 October 20, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $36,200 in fiscal 2014 and $35,500 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2014 and $1,500 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,074,824 in fiscal 2014 and $566,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $336,709 in fiscal 2014 and $492,036 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,411,533 in fiscal 2014 and $1,058,616 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/29/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/9/2014